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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                FMC Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

--------------------------------------------------------------------------------
            Corporation

Robert N. Burt
Chairman and
Chief Executive Officer

                                                                  March 16, 2000

Dear Stockholder:

It is my pleasure to invite you to attend FMC's 2000 Annual Meeting of Stockholders. The meeting will be held on Thursday, April 20, 2000 at 2:00 PM local time in the Indiana Room, Lower Level One, Aon Center (formerly the Amoco Building), 200 E. Randolph Drive, Chicago, Illinois. The Notice of Annual Meeting and Proxy Statement accompanying this letter describe the business to be conducted at the meeting.

During the meeting, I will report to you on the Company's continued earnings growth and other achievements during 1999 and on our goals for 2000. We welcome this opportunity to have a dialogue with our stockholders and look forward to your comments and questions.

If you are a stockholder of record who plans to attend the meeting, please mark the appropriate box on your proxy card. If your shares are held by a bank, broker or other intermediary and you plan to attend, please send written notification to the Company's Investor Relations Department, 200 E. Randolph Drive, 66th Floor, Chicago, Illinois 60601, and enclose evidence of your ownership (such as a letter from the bank, broker or intermediary confirming your ownership or a bank or brokerage firm account statement). The names of all those indicating they plan to attend will be placed on an admission list held at the registration desk at the entrance to the meeting.

It is important that your shares be represented at the meeting, regardless of the number you may hold. Whether or not you plan to attend, please sign, date and return your proxy card as soon as possible. This will not prevent you from voting your shares in person if you are present.

I look forward to seeing you on April 20th.

Sincerely,

/s/Robert N. Burt

                                                                      [FMC LOGO]

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            Thursday, April 20, 2000
                                   2:00 p.m.
                         Indiana Room, Lower Level One
                                   Aon Center
                         (formerly the Amoco Building)
                             200 E. Randolph Drive
                            Chicago, Illinois 60601

                                                                  March 16, 2000

Dear Stockholder:

You are invited to the Annual Meeting of Stockholders of FMC Corporation. We will hold the meeting at the time and place noted above. At the meeting, we will ask you to:

  . Re-elect four (4) directors: Patricia A. Buffler, Albert J. Costello,
    Joseph H. Netherland and Clayton Yeutter, each for a term of three (3) years

  . Ratify the appointment of KPMG LLP as our independent public accountants for 2000

  . Vote on any other business properly brought before the meeting

MANAGEMENT RECOMMENDS A VOTE FOR BOTH PROPOSALS.

Your vote is important. To be sure your vote counts and to assure a quorum, please vote, sign, date and return the enclosed proxy card whether or not you plan to attend the meeting.

                                  By order of the Board of Directors

                                  Thomas P. Hester,
                                  Senior Vice President,
                                  General Counsel and Secretary

LOGO OF FMC

--------------------------------------------------------------------------------

                               Table of Contents

I. Information About Voting

II. Proposals To Be Voted On

  .The Election of Directors

  .Nominees for Director

  .Ratification of Appointment of Independent Public Accountants

III. Board of Directors

  .Nominees for Director

  .Directors Continuing in Office

IV. Information About the Board of Directors

  .Meetings

  .Committees

  .Board of Directors' Compensation and Relationships

V. Security Ownership of FMC

  .Management Ownership

  .Other Ownership

VI. Executive Compensation

  .Summary Compensation Table

  .Option Grants in 1999

  .Aggregated Option Exercises in 1999 and Year-End Option Values

  .Retirement Plans

  .Termination and Change of Control Arrangements

  .Report of the Compensation Committee on Executive Compensation

  .Stockholder Return Performance Presentation

VII. Other Matters

  .Section 16(a) Beneficial Ownership Reporting Compliance

  .Proposals for the 2001 Annual Meeting

  .Expenses Relating to this Proxy Solicitation

--------------------------------------------------------------------------------

I. Information About Voting

Solicitation of Proxies. The Board of Directors of FMC Corporation ("FMC") is soliciting proxies for use at the 2000 Annual Meeting of FMC and any adjournments of that meeting. FMC first sent this proxy statement, the accompanying form of proxy and the FMC Annual Report for 1999 on March 16, 2000.

Agenda Items. The agenda for the Annual Meeting is to:

  1. Re-elect four (4) directors;

  2. Ratify the appointment of KPMG LLP as our independent public accountants for 2000; and

  3. Conduct other business properly brought before the meeting.

Who Can Vote. You can vote at the Annual Meeting if you are a holder of FMC's common stock, par value of $0.10 per share ("Common Stock"), on the record date. The record date is the close of business on February 25, 2000. You will have one (1) vote for each share of Common Stock. As of February 4, 2000, there were 31,217,000 shares of Common Stock outstanding and entitled to vote.

How to Vote. You may vote in two (2) ways:

  . You can come to the Annual Meeting and cast your vote there.

  . You can vote by signing and returning the enclosed proxy card. If you do, the individuals named on the card will vote your shares in the way you indicate.

Use of Proxies. Unless you tell us on the proxy card to vote differently, we plan to vote signed and returned proxies FOR the Board nominees for director and FOR Agenda Item 2. Currently, we do not know of any other matters to come before the Annual Meeting. If they do, proxy holders will vote the proxies according to their best judgment.

Revoking a Proxy. You may revoke your proxy at any time before it is exercised. You can revoke a proxy by:

  . Sending a written notice to the Secretary of FMC;

  . Delivering a properly executed, later-dated proxy; or

  . Attending the Annual Meeting and voting in person.

The Quorum Requirement. We need a quorum of stockholders to hold a valid Annual Meeting. A quorum will be present if the holders of at least a majority of the outstanding Common Stock entitled to vote at the meeting either attend the Annual Meeting in person or are represented by proxy. Abstentions and broker non-votes are counted as present for the purpose of establishing a quorum. A broker non-vote occurs when a broker votes on some matters on the proxy card but not on others because the broker does not have the authority to do so.

--------------------------------------------------------------------------------

Vote Required for Action. Directors are elected by a plurality vote of shares present in person or represented by proxy at the meeting. Other actions require the affirmative vote of the majority of shares present in person or represented by proxy at the meeting. Abstentions and broker non-votes have the effect of a no vote on matters other than director elections.

II. Proposals To Be Voted On

The Election of Directors

FMC has three (3) classes of directors of as nearly equal size as possible. The term for each class is three (3) years. Class terms expire on a rolling basis, so that one class of directors is elected each year. The term for Class II directors expires at the 2000 Annual Meeting.

Nominees for Director

The nominees for director this year are: Patricia A. Buffler, Albert J. Costello, Joseph H. Netherland and Clayton Yeutter.

The Board of Directors expects that all of the nominees will be able and willing to serve as directors. If any nominee is not available, either the proxies may be voted for another person nominated by the current Board of Directors to fill the vacancy or the size of the Board of Directors may be reduced. Information about the nominees, the continuing directors and the Board of Directors is contained in the next section of this proxy statement.

The Board of Directors recommends a vote FOR the election of Patricia A. Buffler, Albert J. Costello, Joseph H. Netherland and Clayton Yeutter.

Ratification of Appointment of Independent Public Accountants

The Audit Committee of the Board of Directors has recommended that KPMG LLP continue to serve as FMC's independent public accountants for 2000. KPMG LLP has served as FMC's independent public accountants since 1928.

We expect a representative of KPMG LLP to attend the Annual Meeting. The representative will have an opportunity to make a statement if he or she desires and also will be available to respond to appropriate questions.

The Board of Directors recommends a vote FOR ratification of the appointment of KPMG LLP as independent public accountants for 2000.

--------------------------------------------------------------------------------
III. Board of Directors

Nominees for Director

Class II--Term Expiring in 2003
--------------------------------------------------------------------------------

               Patricia A. Buffler
               Principal Occupation: Dean Emerita and Professor of
                 Epidemiology, School of Public Health, University of California, Berkeley

picture of Pattricia A. Buffler
Dr. Buffler served as Dean of the School of Public Health, University of California, Berkeley, from 1991 to 1998 and as a Professor since 1991. She received her BSN from Catholic University of America in 1960, and a master's degree in health administration and epidemiology and a Ph.D. in epidemiology from the University of California, Berkeley in 1965 and 1973, respectively. She currently serves as an advisor to the World Health Organization, the National Institutes of Health, the U.S. Public Health Service Centers for Disease
Control and Prevention, the U.S. Department of Energy, the U.S. Environmental Protection Agency and the National Research Council. She was elected as a
Fellow of the American Association for the Advancement of Science in 1992 and serves as an officer for the Medical Sciences section. She has served as President for the Society for Epidemiologic Research (1986), the American College of Epidemiology (1992), and the International Society for Environmental Epidemiology (1992-1993). She is a Board member of the US-Japan Radiation Effects Research Foundation and the Lovelace Respiratory Research Institute and a trustee of Goddard College. From 1993 to 1998, she served on the University of California President's Council on National Laboratories and chaired the Council's Panel on Environment, Health and Safety. In 1994, she was elected to the Institute of Medicine, National Academy of Sciences.
               Age: 61
               Director Since: 1994
--------------------------------------------------------------------------------

               Albert J. Costello
               Principal Occupation: Retired Chairman, President and Chief
                 Executive Officer, W. R. Grace & Co.
               Age: 64
               Director Since: 1995
Picture

Since May 1995, Mr. Costello served as Chairman, President and Chief Executive Officer of W.R. Grace & Co. He retired from W.R. Grace & Co. on December 31, 1998. Before joining W.R. Grace & Co., he served as chairman of the board of directors and chief executive officer of American Cyanamid Company from April 1993 through December 1994, when it was acquired by American Home Products. Mr. Costello is a director of Becton Dickinson and Company and a trustee of Fordham University.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               Joseph H. Netherland
               Principal Occupation: President, FMC Corporation
               Age: 53
               Director Since: 1999
Picture

Mr. Netherland was elected President of FMC in June 1999 after serving as Executive Vice President of FMC since 1998. He has been the General Manager of FMC's Energy and Transportation Group since 1992. Mr. Netherland joined FMC in 1973 as a Business Planner for the Machinery Group, and he held several management positions over the next few years. He was elected a Vice President of FMC in 1987. Mr. Netherland became General Manager of FMC's former Petroleum Equipment Group in 1985 and General Manager of FMC's former Specialized Machinery Group in April 1989. Mr. Netherland is a former chairman of the Petroleum Equipment Suppliers Association. He serves on the board of directors of the American Petroleum Institute and the Petroleum Equipment Suppliers Association.
--------------------------------------------------------------------------------

               Clayton Yeutter
               Principal Occupation: Of Counsel, Law Firm of Hogan & Hartson
               Age: 69
               Director Since: 1993
Picture

Mr. Yeutter has been Of Counsel to Hogan & Hartson since 1993. He originally joined FMC's Board of Directors in 1991 and resigned in 1992 to become
Counselor to the President of the United States for Domestic Policy. He had served as Chairman of the Republican National Committee in 1991 and as U.S. Secretary of Agriculture from 1989 to 1991. From 1985 to 1989, Mr. Yeutter was U.S. Trade Representative. Prior to that he was President and Chief Executive Officer of the Chicago Mercantile Exchange (1978-1985). Mr. Yeutter earlier held three sub-cabinet posts in the U.S. Government and also spent several years as a faculty member of the Department of Agricultural Economics at the University of Nebraska. He is a director of Texas Instruments, Inc., Allied Zurich Plc., ConAgra Inc., Caterpillar Inc., Zurich Allied AG, Weyerhaeuser Co. and the Oppenheimer Funds group of investment companies.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Directors Continuing in Office

Class III--Term Expiring in 2001
--------------------------------------------------------------------------------

               B. A. Bridgewater, Jr.
               Principal Occupation: Retired Chairman of the Board of
                 Directors and Chief Executive Officer, Brown Group, Inc., a diversified marketer and retailer of footwear
               Age: 65
               Director Since: 1979
Picture

Mr. Bridgewater held the following positions at Brown Group, Inc.: President, 1979-1989 and again from 1990-1999; Chief Executive Officer, 1982-1999; and Chairman of the Board of Directors, 1985-1999. Brown Group is a diversified marketer and retailer of footwear. From 1975 to 1979, he was Executive Vice President of Baxter Travenol Laboratories, and from 1964 to 1975 he was associated with McKinsey & Company Inc., as a Director from 1972-1975. He also served as Associate Director of National Security and International Affairs in the Office of Management and Budget in the Executive Office of the President of the United States. He is currently a director of EEX Corporation (Houston, TX), and a trustee of Washington University (St. Louis, MO).
--------------------------------------------------------------------------------

               Paul L. Davies, Jr.
               Principal Occupation: President, Lakeside Corporation, a real estate investment company
               Age: 69
               Director Since: 1965
Picture

Mr. Davies became the President of Lakeside Corporation in 1989. Previously, he had been a Partner in the San Francisco law firm of Pillsbury, Madison & Sutro from 1963 to 1989. He was an Associate of the law firm from 1957 to 1963. He is President of The Herbert Hoover Foundation, Inc., Member of the Board of Overseers of the Hoover Institution and an Honorary Trustee of the California Academy of Sciences.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               William F. Reilly
               Principal Occupation: Founder, PRIMEDIA Inc., a diversified media company
               Age: 61
               Director Since: 1992
Picture

Mr. Reilly is the founder of PRIMEDIA Inc. He has served as Chairman and Chief Executive Officer of the firm from February 1990 to 1999. From 1980 to 1990, he was with Macmillan, Inc., where he served as President and Chief Operating Officer since 1981. Prior to that, he was with W.R. Grace beginning in 1964, serving as Assistant to the Chairman from 1969 to 1971 and serving successively from 1971 to 1980 as President and Chief Executive Officer of its Textile, Sporting Goods and Home Center Divisions. Mr. Reilly serves on the Board of Trustees of The University of Notre Dame and the Board of Directors of City Meals on Wheels and as a Trustee of WNET, the public television station serving the New York area.
--------------------------------------------------------------------------------


               James R. Thompson
               Principal Occupation: Chairman, Chairman of the Executive
                 Committee and Partner, Law Firm of Winston & Strawn, Chicago, Illinois
               Age: 63
               Director Since: 1991

Governor Thompson was named Chairman of the Chicago law firm of Winston &
Strawn in January 1993. He joined the firm in January 1991 as Chairman of the Executive Committee after serving four terms as Governor of the State of Illinois from 1977 until January 14, 1991. Prior to his terms as Governor, he served as U.S. Attorney for the Northern District of Illinois from 1971-1975. Governor Thompson served as the Chief of the Department of Law Enforcement and Public Protection in the Office of the Attorney General of Illinois, as an Associate Professor at Northwestern University School of Law, and as an Assistant State's Attorney of Cook County. He is a former Chairman of the President's Intelligence Oversight Board and a member of the Board of Directors of Union Pacific Resources, Inc., the Chicago Board of Trade, primeoutlets.com inc., Prime Retail, Inc., Navigant Consulting, Inc., Metal Management, Inc., American National Can Co., Jefferson Smurfit Group, plc, Prime Group Realty Trust, and Hollinger International, Inc. He serves on the Boards of the Chicago Historical Society, the Art Institute of Chicago, the Museum of Contemporary Art, the Lyric Opera and the Illinois Math & Science Academy Foundation.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class I--Term Expiring in 2002
--------------------------------------------------------------------------------

               Robert N. Burt
               Principal Occupation: Chairman of the Board of Directors and
                 Chief Executive Officer, FMC Corporation
               Age: 62
               Director Since: 1989

Mr. Burt is Chairman of the Board of Directors and Chief Executive Officer of FMC. He joined FMC in 1973 as Director of Corporate Planning. From 1977 to
1983, Mr. Burt was General Manager of FMC's Agricultural Chemical Group and, from 1983 to 1988, General Manager of its Defense Systems Group. Mr. Burt was elected a Vice President of FMC in 1978 and Executive Vice President in September 1988. He became President of FMC in March 1990 and Chairman and Chief Executive Officer in November 1991. He is a director of Phelps-Dodge
Corporation and Warner-Lambert Co. He serves on the Board of Trustees of the Orchestral Association of Chicago, and serves on the Boards of Directors of the Rehabilitation Institute of Chicago and Evanston Hospital Corporation. He is Chairman of the Business Roundtable and on the Board of Directors and Executive Committee of the Chemical Manufacturers Association.
--------------------------------------------------------------------------------


               Edward J. Mooney
               Principal Occupation: Chairman and Chief Executive Officer,
                 Nalco Chemical Company, a specialty chemicals company
               Age: 58
               Director Since: 1997

Mr. Mooney was elected Chairman and Chief Executive Officer of Nalco Chemical Company in 1994. He joined Nalco in 1969 as a Corporate Attorney for Howe-Baker Engineers, Inc. (a former subsidiary) and has held several executive offices in Nalco since that time, being named President in 1990. He serves as a director of The Northern Trust Company and the Chemical Manufacturers Association.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               Asbjorn Larsen
               Principal Occupation: Retired President and Chief Executive
                 Officer, Saga Petroleum ASA, an oil and gas company
               Age: 63
               Director Since: 1999

Mr. Larsen became President and Chief Executive Officer of Saga Petroleum ASA
in January 1979, which merged with Sagapart a.s. on January 1, 1980. He retired on May 15, 1998. He served as President of Sagapart a.s. (limited) from 1973 and from 1976 as Vice President (Economy and Finance) of Saga Petroleum. He was manager in the Norwegian Shipowners' Association from 1966 to 1973 and prior to that held different positions in the Ministry of Foreign Affairs and abroad in the Norwegian Diplomatic Service. He is currently Chairman of the Boards of Belships ASA and Drops Offshore AS and Chairman of its Audit-AS Committee. Mr. Larsen is also a member of the Board of Den norske Bank Holding ASA and
Chairman of its Audit Committee, and he is a member of the Boards of DSND Sondenfjeldske, Filadelfia AS, the Norwegian Cancer Hospital, Read Group AS, Saga Fjordbase AS and the Tom Wilhelmsen Foundation.
--------------------------------------------------------------------------------


               Enrique J. Sosa
               Principal Occupation: Former President of BP Amoco Chemicals
               Age: 59
               Director Since: 1999

Mr. Sosa was president of BP Amoco Chemicals from January 1, 1999 to April
1999. From 1995 to 1998, he was Executive Vice President of Amoco Corporation. Prior to joining Amoco, Mr. Sosa served as Senior Vice President of The Dow Chemical Company, President of Dow North America and a member of its Board of Directors. Mr. Sosa joined Dow in 1964 and he was elected Vice President of Dow in 1990, Senior Vice President of Dow in 1991 and President of Dow North
America in 1993. Mr. Sosa has served on the Board of Directors of Electronic Data Systems, Dow Corning Corporation, Destec Energy. He also served as chairman of the Executive Committee of the American Plastics Council, a member of the Executive Committee of the American section of the Society of Chemical Industry and a member of the Executive Committee and Board of Directors of the Chemical Manufacturers Association.
--------------------------------------------------------------------------------

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IV. Information About the Board of Directors

Meetings

During 1999, the Board of Directors held six (6) regular meetings and three (3) special meetings. All incumbent directors attended at least seventy-five percent (75%) of the total number of meetings of the Board and all committees on which they served.

Committees

The Board of Directors has five (5) standing committees: an Audit Committee, a Compensation and Organization Committee, an Executive Committee, a Nominating and Board Procedures Committee, and a Public Policy Committee.

Audit Committee

Duties:

 . Review with company management and the independent public accountants:

 . The effectiveness and adequacy of FMC's financial organization and internal control

 . The Annual Report, Proxy Statement and other financial representations

 . The effectiveness and scope of the activities of the independent accountants and the internal auditors

 . Significant changes in accounting policies

 . Federal income tax issues and related reserves

 . Potential significant litigation

 . Recommend to the Board of Directors the selection of the independent public accountants.

Members: Mr. Reilly (Chair), Dr. Buffler, Mr. Larsen, Mr. Mooney and Mr. Sosa-- all outside directors

Number of Meetings in 1999: 3

Compensation and Organization Committee

Duties:

 . Review and approve compensation policies and practices for top executives

 . Establish the total compensation for the Chief Executive Officer and President

 . Review and approve major changes in FMC's employee benefit plans

--------------------------------------------------------------------------------

 . Review short- and long-term incentive plans and equity grants

 . Review significant organizational changes and management succession planning

 . Recommend to the Board of Directors candidates for officers of FMC

Members: Mr. Costello (Chair), Mr. Bridgewater, Mr. Davies, Mr. Mooney and Mr. Reilly--all outside directors

Number of Meetings in 1999: 5

Executive Committee

Duties:

Acts in place of the Board of Directors when the full Board of Directors is not in session

Members: Mr. Burt (Chair), Mr. Bridgewater, Mr. Davies and Mr. Reilly--all outside directors except Mr. Burt

Number of Meetings in 1999: None

Nominating and Board Procedures Committee

Duties:

 . Review and recommend candidates for director

 . Recommend Board of Directors meeting formats and processes

 . Oversee corporate governance

 . Review and approve director compensation policies

If a stockholder wishes to recommend a nominee for director, the recommendation should be sent in a timely manner to the Corporate Secretary at the address appearing on the notice of annual meeting. All recommendations should be accompanied by a complete statement of such person's qualifications and an indication of the person's willingness to serve. All serious recommendations will be considered by the Committee.

Members: Mr. Bridgewater (Chair), Mr. Costello, Mr. Thompson and Mr. Yeutter-- all outside directors

Number of Meetings in 1999: 3

Public Policy Committee

Duties:

 . Review FMC's government and legislative programs and relations

--------------------------------------------------------------------------------

 . Oversee FMC's legal compliance efforts

 . Assess FMC's efforts to improve employee involvement in local plant communities

 . Review the activities of FMC's charitable foundation

 . Review FMC's public relations initiatives and its environment, safety and process safety compliance

Members: Mr. Thompson (Chair), Mr. Netherland, Dr. Buffler, and Mr. Yeutter-- all outside directors except Mr. Netherland

Number of Meetings in 1999: 1

Board of Directors' Compensation and Relationships

Compensation Plan. Effective January 1, 1997, the Board of Directors approved the FMC 1997 Compensation Plan for Non-Employee Directors, a comprehensive compensation plan for directors, and terminated the directors' retirement plan.

Retainer and Fees. Each director who is not also an officer is paid an annual retainer of $40,000 and $1,000 for each Board of Directors' meeting and Board of Directors' committee meeting attended, and each director is reimbursed for reasonable incidental expenses. Each non-officer director who chairs a Committee is paid an additional $4,000 per year. At least $25,000 of the annual retainer is paid in deferred stock units, which are payable in FMC Common Stock upon death or retirement from the Board of Directors.

Options. On May 1, 1999, FMC granted each non-employee director an option to purchase 1,500 shares of Common Stock at a price of $69.75 per share. The exercise price equals the fair market value of each share at the date of grant. The options have a 10-year life and become exercisable approximately one year after the date of grant.

Other Compensation. Officers of FMC do not receive any additional compensation for their service as directors. No other remuneration is paid to directors. Directors who are not FMC employees do not participate in FMC's employee benefit plans.

Certain Relationships and Related Transactions. Mr. Thompson is chairman of the law firm of Winston & Strawn, which provides legal services to FMC. In addition, FMC or its subsidiaries did business in 1999 with certain organizations for which FMC directors are now serving, or during 1999 did serve, as officers or directors. In no case have the amounts involved been material in relation to FMC's business or, to the knowledge and belief of FMC's management, to the business of the other organizations or to the individuals concerned. Such transactions were on terms no less favorable to FMC than were reasonably available from unrelated third parties.

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V. Security Ownership of FMC

Management Ownership

The following table shows, as of February 4, 2000, the number of shares of Common Stock beneficially owned by each director and nominee, the Chief Executive Officer, the three (3) other most highly compensated executive officers, and all directors and executive officers as a group. Each director and each executive officer (except for Mr. Burt) named in table below beneficially owns less than one percent (1%) of the Common Stock.

                          Beneficial Ownership on
                             February 4, 2000
                          -----------------------
                               Common Stock
      Name                        of FMC          Percent of Class
      ----                ----------------------- ----------------
      B. A. Bridgewater,
       Jr. (2)..........             9,185
      Patricia A.
       Buffler (2)......             4,117
      Robert N. Burt
       (1)..............           387,719              1.2%
      Albert J. Costello
       (2)..............             5,313
      Paul L. Davies,
       Jr. (2)(3).......            43,760
      Robert I. Harries
       (1)..............            85,118
      William J. Kirby
       (1)..............           137,151
      Asbjorn Larsen
       (2)..............               573
      Edward J. Mooney
       (2)..............             2,491
      Joseph H.
       Netherland (1)...            90,347
      William F. Reilly
       (2)..............            17,749
      Enrique Sosa (2)..               573
      James R. Thompson
       (2)..............             5,612
      Clayton Yeutter
       (2)..............             6,581
      All directors and
       executive
       officers as a
       group
       (23 persons)
       (1)(2)...........         1,124,083              3.6%

------
(1) Shares "beneficially owned" include: (i) shares owned by the individual;
    (ii) shares held by the FMC Corporation Savings and Investment Plan ("Savings Plan") for the account of the individual as of February 4, 2000; and (iii) shares subject to options that are exercisable within 60 days. Shares included in Item (iii) in the aggregate are 309,800 shares for Mr. Burt, 86,900 shares for Mr. Netherland, 106,600 shares for Mr. Kirby, 72,600 shares for Mr. Harries and 859,400 shares for all directors and executive officers as a group. These numbers do not include shares held in the Savings Plan that may be voted by the Savings Plan trustee if the beneficial owners do not exercise their right to direct such vote (see Footnote 2 on page 13).
(2) Includes shares subject to options granted and deferred stock units credited to individual accounts of non-employee directors under the FMC 1997 Compensation Plan for Non-Employee Directors and predecessor plans. (See "Compensation Plan" and "Options", page 11). As of February 4, 2000, the number of shares and units credited to directors under those plans were as follows: Mr. Bridgewater, 8,185; Dr. Buffler, 4,117; Mr. Costello, 4,613; Mr. Davies, 9,760; Mr. Larsen, 573; Mr. Mooney, 1,991; Mr. Reilly, 5,749; Mr. Sosa, 573; Mr. Thompson, 5,612; and Mr. Yeutter, 6,181. Directors have no power to vote or dispose of shares representing such units until distributed after the director retires from the Board of Directors and, until such distribution, directors have only an unsecured claim against FMC.
(3) Includes 25,000 shares owned by Mr. Davies as direct beneficial owner and 2,000 shares held in trust of which Mr. Davies is the trustee.

--------------------------------------------------------------------------------
Other Ownership

FMC knows that the persons listed below own more than five percent (5%) of FMC's Common Stock (determined as set forth in footnote (1) to the table) as of February 4, 2000:

 Name and Address of Beneficial          Amount and Nature of        Percent of
             Owner                       Beneficial Ownership         Class (1)
 ------------------------------          --------------------        ----------
FMC Corporation Master Trust      5,459,000 shares held in trust for    17.5%
 c/o Fidelity Management Trust    participants in the employee
 Company                          401(k) plans (2)
 82 Devonshire Street
 Boston, MA 02109

Sanford C. Bernstein & Co., Inc.  3,871,000 shares (3)                  12.4%
 767 Fifth Avenue
 New York, New York 10153

------
(1) Percentages are calculated on the basis of the amount of outstanding shares (exclusive of treasury shares).
(2) These shares are held in trust for the beneficial owners (the participants in the two FMC 401(k) plans) and may be voted by the trustee, as directed by FMC or an independent fiduciary designated by FMC, if the beneficial owners do not exercise their right to direct such vote. In response to a tender or exchange offer, the trustee may tender or sell shares only in accordance with the written instructions of the participants.
(3) The number of shares of stock beneficially owned was determined by a review of Schedules 13G, as amended, as supplemented by Schedules 13F filed with the Securities and Exchange Commission, which state that the beneficial owners had sole voting or dispositive power as to all of the shares shown.

--------------------------------------------------------------------------------

VI. Executive Compensation

The following tables, charts and narrative show all compensation awarded, paid to or earned by the Chief Executive Officer and each of the five (5) most highly compensated executive officers other than the Chief Executive Officer during the years shown.

Summary Compensation Table

                                                            Long-Term Compensation
                                                       --------------------------------
                                                               Awards          Payouts
                                                       ---------------------- ---------
                                                                                          All
                                                                   Securities            Other
                                  Annual Compensation  Restricted  Underlying   LTIP    Compen-
                                  -------------------     Stock     Options/   Payouts  sation
                                   Salary    Bonus(1)  Award(2)(3)    SARs     (1)(2)     (4)
Name and Principal Position  Year    ($)       ($)         ($)        (#)        ($)      ($)
            (A)              (B)     (C)       (D)         (E)        (F)        (G)      (H)
---------------------------  ---- --------- ---------- ----------- ---------- --------- -------
ROBERT N.
 BURT                        1999   883,986   371,275    106,059     76,320   1,087,304  94,007
Chairman of
 the Board
 &                           1998   841,890   400,021     44,822     63,600     451,078  79,007
 Chief
 Executive
 Officer                     1997   801,246   190,374     67,734     59,400     358,794  62,897

JOSEPH H.
 NETHERLAND                  1999   530,828   187,341    337,767     40,000     596,632 106,797
President                    1998   465,388   141,579    765,015     21,000     681,784 522,738(5)
                             1997   375,168    84,038     64,622     15,200     635,977  30,249

WILLIAM J.
 KIRBY                       1999   390,936   117,281        --      18,000     293,202  29,374
Senior Vice
 President                   1998   375,900   117,469      2,967     15,000      30,124  33,918
                             1997   361,440   108,432     23,942     12,500     231,041  27,943

J. PAUL
 McGRATH(6)                  1999   410,847   143,797        --      19,440     308,135  30,602
Senior Vice
 President,
 General                     1998   385,692   120,529        --      16,200      46,381  33,127
 Counsel
 and
 Secretary                   1997   357,492   107,247        --      14,900     196,656  25,202

ROBERT I.
 HARRIES                     1999   341,736    82,017    373,455     16,200     253,704  24,322
Vice
 President                   1998   328,596    65,719      1,996     13,500      20,225  30,128
 & Group
 Manager                     1997   309,996    64,479     26,131     12,400     256,505  22,611

MICHAEL J.
 CALLAHAN(7)                 1999   402,094   115,602        --         --      301,571  30,049
Retired
 Executive
 Vice
 President                   1998   436,520   120,044        432     17,600      33,382  38,754
 and Chief
 Financial
 Officer                     1997   425,880   117,117     16,173     14,700     269,951  32,529

------
(1) The Incentive Plan provides for annual bonuses to be paid based upon individual performance (Column D) and for long-term incentive payouts based upon FMC's achievement of specified objectives during multi-year periods that commenced annually on January 1 of the applicable year(s) (Column G). These payouts may be made in cash and/or Common Stock.
(2) The six (6) officers listed in the table held restricted shares on December 31, 1999 valued at that day's closing market price as follows: Mr. Burt, 10,712 shares at $613,932; Mr. Netherland, 24,248 shares at $1,389,714; Mr.
    Kirby, 2,368 shares at $135,716; Mr. McGrath, 13,702 shares at $785,296;
    Mr. Harries, 7,443 shares at $426,577 and Mr. Callahan, 0 shares. Dividends will not be paid on these restricted shares unless FMC pays dividends on all its Common Stock.
(3) Officers have the option to take the share portion of the long-term payout subject to a three (3)-year limitation on resale. As a result, each becomes eligible for an additional 20% payout in the form of shares of Common Stock. These additional shares are included in Column E for 1999, 1998 and 1997 at market value as of the date of grant. This amount will be forfeited if the executive terminates voluntarily prior to the end of the applicable three (3) year period.

--------------------------------------------------------------------------------
(4) Consists of annual FMC matching contributions to the Savings Plan and the FMC Corporation Non-Qualified Deferred Compensation and Retirement Plan.
(5) This amount includes payments of $460,423 for relocation expenses.
(6) Mr. McGrath resigned as an officer of FMC as of January 14, 2000.
(7) Mr. Callahan retired as an officer of FMC on December 1, 1999.

Option Grants in 1999

The table below shows information on grants of stock options in 1999. FMC made those grants under the Option Plan to the officers named in the Summary Compensation Table. FMC did not grant stock appreciation rights under the Option Plan during 1999.

                                          Percent
                                            of
                              Number of    Total
                              Securities  Options
                              Underlying  Granted  Exercise              Grant
                               Options      to     or Base               Date
                              Granted in Employees  Price   Expiration  Present
                               1999(#)    in 1999   ($/SH)     Date    Value ($)
          Name (A)               (B)        (C)      (D)        (E)       (F)
          --------            ---------- --------- -------- ---------- ---------
Robert N. Burt...............   76,320     21.7     48.00    3/22/09   1,827,101
Joseph H. Netherland.........   40,000     11.4     48.00    3/22/09     957,600
William J. Kirby.............   18,000      5.1     48.00    3/22/09     430,920
J. Paul McGrath..............   19,440      5.5     48.00    3/22/09     465,394
Robert I. Harries............   16,200      5.0     48.00    3/22/09     387,828
Michael J. Callahan..........      --       --        --         --          --

We used the Black-Scholes option pricing model to value these options as of the date granted, March 22, 1999. The model assumed: an option term of 10 years; an interest rate of 5.23 percent that represents the interest rate on a long-term U.S. Treasury security; an assumed annual volatility of underlying stock of
25.35 percent, and no dividends being paid. FMC made no assumptions regarding restrictions on vesting or the likelihood of vesting.

The ultimate values of the options will depend on the future market price of FMC's Common Stock, which cannot be forecast with reasonable accuracy. The actual value, if any, an option holder will realize when exercising an option will depend on the excess of the market value of FMC's Common Stock over the exercise price on the date the option is exercised.

--------------------------------------------------------------------------------

Aggregated Option Exercises in 1999 and Year-End Option Values

Shown below is information with respect to options to purchase FMC's Common Stock exercised in 1999 by the officers named in the Summary Compensation Table and unexercised options held by them at December 31, 1999.

                                  Number of Securities
                                 Underlying Unexercised   Value of Unexercised in-
                                Options/SARs at 12/31/99    the-Money Options at
                                           (#)                 12/31/99 ($)(1)
                                ------------------------  ------------------------
               Shares
              Acquired
                 on     Value
              Exercise Realized
                (#)      ($)    Exercisable/Unexercisable Exercisable/Unexercisable
  Name (A)      (B)      (C)               (D)                       (E)
  --------    -------- -------- ------------------------- -------------------------
Robert N.
 Burt.......     --       --         250,400/199,320          2,285,982/710,730
Joseph H.
 Netherland.     --       --          71,700/ 76,200            757,044/372,500
William J.
 Kirby......     --       --          94,100/ 45,500          1,136,557/167,625
J. Paul
 McGrath....     --       --          8,000/  50,540                 0/181,035
Robert I.
 Harries....     --       --         60,200/  42,100            591,964/150,863
Michael J.
 Callahan...     --       --         47,800/  14,700           276,500/       0

------
(1) The closing price of FMC's Common Stock at December 31, 1999, the last trading day of 1999, was $57 5/16.

Retirement Plans

The following table shows the estimated annual retirement benefits under FMC's pension plan (and its supplements) for eligible salaried employees (including officers) payable upon retirement at age 65 (normal retirement age) in 2000 at various levels of salary and years of service. Payment of benefits shown is contingent on the continuation of the present plan (and its supplements) until the employee retires.

                               Pension Plan Table

                        Estimated Annual Retirement Benefits for Years
                                     of Service Indicated
                        -----------------------------------------------
                          15      20      25      30      35      40
Final Average Earnings   Years   Years   Years   Years   Years   Years
----------------------  ------- ------- ------- ------- ------- -------
$150,000                 31,118  41,490  51,863  62,235  72,608  83,858
$250,000                 53,618  71,490  89,363 107,235 125,108 143,858
$350,000                 76,118 101,490 126,863 152,235 177,608 203,858
$450,000                 98,618 131,490 164,363 197,235 230,108 263,858
$550,000                121,118 161,490 201,863 242,235 282,608 323,858
$650,000                143,618 191,490 239,363 287,235 335,108 383,858
$900,000                199,868 266,490 333,113 399,735 466,358 533,858
$1,150,000              256,118 341,490 426,863 512,235 597,608 683,858
$1,300,000              289,868 386,490 483,113 579,735 676,358 773,858
$1,450,000              323,618 431,490 539,363 647,235 755,108 863,858

--------------------------------------------------------------------------------
Notes

1. "Final Average Earnings" in the table means the average of covered compensation for the highest 60 consecutive calendar months out of the 120 calendar months immediately before retirement. Covered compensation includes amounts appearing in Columns (C), (D), and (G) of the Summary Compensation Table on page 14.
2. At February 4, 2000, Messrs. Burt, Netherland, Kirby, McGrath, Harries and Callahan had, respectively, 26, 26, 38, 3, 23 and 5 years of credited service under the plan (and its supplements).
3. Applicable benefits for employees whose years of service and earnings differ from those shown in the table are equal to (A + B) times C where: (A) equals 1% of allowable Social Security covered compensation ($33,060 for a participant retiring at age 65 in 2000) times years of credited service (up to a maximum of 35 years) plus 1.5% of the difference between Final Average Earnings and allowable Social Security compensation times years of credited service (up to a maximum of 35 years); (B) equals 1.5% of Final Average Earnings times years of credited service in excess of 35 years; and (C) equals the ratio of credited service at termination to credited service projected to age 65.
4. The amounts shown will not be reduced by Social Security benefits or other offsets. As the Internal Revenue Code limits the annual benefits that may be paid from a tax-qualified retirement plan, FMC has adopted permitted supplemental arrangements to maintain total benefits during retirement at the levels shown in the table.

Termination and Change of Control Arrangements

Plan and Participants. As recommended by the Compensation and Organization Committee, the Board of Directors adopted an Executive Severance Plan in 1983 and amended it in 1997. Approximately thirty-seven (37) officers and managers participate in the plan. The participants include all the individuals listed in the Summary Compensation Table.

Benefits. If a change in control (as described below) of FMC occurs and if, within two (2) years of that change of control, a participant's employment is terminated without cause or a participant voluntarily terminates his or her employment because his or her duties, location, salary, compensation or benefits are changed or are reduced, then the participant is entitled to benefits from FMC. In general, those benefits include: (i) a lump sum payment of three (3), two (2) or one (1) (depending on position) times salary and highest target or actual management incentive award; (ii) immediate vesting of long-term incentive awards, restricted stock and stock options; (iii) continuation of medical and other benefits for up to three (3) years; and (iv) distribution of accrued retirement and 401(k) plan benefits. FMC will compensate the participant for any excise tax liability as a result of payments under the plan. The Chairman and Chief Executive Officer, the President and the Senior Vice President and Chief Financial Officer can also receive these benefits if they voluntarily terminate their employment with FMC within thirteen (13) months after a change in control of FMC.

Change in Control. In general, the following transactions are considered as changes in control under the plan: (a) a third party's acquisition of 20 percent or more of FMC's Common Stock; (b) a change in the majority of the Board of Directors under certain circumstances; (c) completing certain reorganization, merger or consolidation transactions or a sale of all or substantially all of FMC's assets; or (d) the complete liquidation or dissolution of FMC.

--------------------------------------------------------------------------------

Report of the Compensation Committee on Executive Compensation

Goals. FMC's executive compensation program is designed to align total compensation with shareholder interests. The program:

 . Incents and rewards executives for sound business management and improvement in shareholder value.

 . Balances its components so that both short- and longer-term operating and strategic objectives are recognized.

 . Requires achieving objectives within a "high-performance" environment to be rewarded financially.

 . Attracts, motivates and retains executives necessary for the long-term success of FMC.

The program consists of three different compensation components: base salary; variable cash and stock incentive awards; and long-term incentive awards (stock options).

Base salary. FMC uses external surveys to set competitive compensation levels (salary ranges) for its executives. In order to obtain the most comprehensive survey data for review, the group of companies in the surveys is broader than the Dow Jones Diversified Industrial Index and includes a majority of comparable companies at the Fortune 500 level. Performance graph companies are well represented.

Salary ranges for FMC executives are established based on similar positions in other companies of comparable size and complexity. Generally, FMC sets its competitive salary midpoint for an executive officer at the median level compared with the companies surveyed. Performance levels within the ranges are delineated to recognize different levels of performance ranging from "needs improvement" to "exceptional". As a result, although nominally targeted to fall at or near the 50th percentile of such comparable organizations, compensation may range anywhere within the salary bracket based on performance.

Starting placement in a salary range is a function of an employee's skills, experience, expertise and anticipated job performance. Each year performance is evaluated against mutually agreed-upon objectives and performance standards that may, in part, be subjective; a performance rating is established; and a salary increase may be granted. Performance factors used may include timely responses to downturns in major markets, setting strategic direction, making key management changes, divesting and acquiring new businesses, continuing to improve operating efficiency, and developing people and management capabilities. The relative importance of each of these factors varies based on the strategic thrust and operating requirements of each of the businesses.

Mr. Burt last received a base salary increase of 5 percent in 1999. His salary will be reviewed in early 2000 using the performance factors listed above.

--------------------------------------------------------------------------------

Management Incentive Awards. In 1995, the Committee and the Board of Directors recommended a revised Incentive Plan, which stockholders approved. This revised Incentive Plan includes annual bonuses for achievement of both individual performance targets and multi-year targets for the improvement of net contribution (operating profit after tax less the product of a capital charge and capital employed). The Committee oversees participation in this Incentive Plan. Participation in the Incentive Plan is based on opportunity to influence performance and growth at FMC, position level, competitive practice for similar positions, performance and potential. Achieving high standards of business and individual performance are rewarded financially with both stock and cash, and significant compensation is at risk if these high standards are not met. For officers and division managers, target incentives approximate 36 percent to 70 percent of base salary, while actual payments can range from zero (0) to three
(3) times target incentive.

Through December 31, 1999, the multi-year incentive period used a two-year net contribution target that began in 1998. The payout in 2000 included payment for the two-year Business Performance Incentive (BPI), as well as the Annual Performance Incentive award (API). In the case of Mr. Burt, his BPI payment, shown as LTIP Payouts in Column G of the Summary Compensation Table, was $1,087,304. Commencing in 2000, incentive periods will be measured in one-year cycles under the Incentive Plan.

The API comprises 30 to 50 percent of the total target incentive. This incentive is less quantitative than the multi-year net contribution incentive. It varies with individual performance and can range from (0) to two (2) times the target percentage. It is awarded based on achieving annual objectives set for the individual's most important business responsibilities. For Mr. Burt in 1999, these included such wide-ranging objectives as increased earnings and return on investments, management of the company's portfolio of businesses, improved operating performance and market position, leadership development, executive succession planning, corporate strategy development, diversity, and safety performance. Mr. Burt's API for 1999, shown as Bonus in Column D of the Summary Compensation Table, was $371,275.

Stock Option Awards. The Option Plan is designed to link closely the long-term reward of executives with increases in shareholder value. The 1995 approval by the stockholders of an updated Option Plan continues to give the Committee broad discretion to select the appropriate types of rewards. Awards in 1999 consisted of non-qualified stock options for all Officers. The award vesting period is three (3) years, with an option term of 10 years. The exercise price of options is the fair market value of common stock on the date of the grant.

To determine the number of options to be granted to an executive, we establish an award level based on an executive's salary grade while considering competitive industry practice as provided by an independent, outside consultant utilizing Black-Scholes

--------------------------------------------------------------------------------
methodology. In approving grants under the Option Plan, the number of options previously awarded to and held by executive officers is considered but is not regarded as a significant factor in determining the size of the current option grants. Mr. Burt's 1999 option grants are as indicated on page 15 in this proxy statement in the section headed "Option Grants in 1999."

Section 162(m) Deductibility. The Committee continues to review the one million dollar cap on tax deductible compensation and is advised that the Option Plan meets the requirements for deductibility. The revised Management Incentive Plan, as approved in 1995 by stockholders, may not meet all requirements for deductibility under section 162(m) of the Internal Revenue Code. However, unless the amounts involved become material, the Committee believes that it is more important to preserve its flexibility under the Incentive Plan to craft appropriate incentive awards. The Committee continues to believe that this is not currently a significant issue.

Stock Retention Policy. FMC has established guidelines setting expectations for the ownership of FMC stock by officers and management. The guidelines for stock retention are based on a multiple of two (2) to five (5) times the employee's total compensation midpoint. The Incentive Plan and Option Plan include incentives and enhancements to help executives meet these guidelines. All of the executives named in this proxy exceed or meet their respective stock retention guidelines.

The preceding report has been furnished by the following members of the Compensation and Organization Committee:

                    Albert J. Costello, Chairman
                    B.A. Bridgewater
                    Paul L. Davies, Jr.
                    Edward J. Mooney
                    William F. Reilly

--------------------------------------------------------------------------------

Stockholder Return Performance Presentation

The following chart compares the yearly percentage change in the cumulative stockholder return on FMC's Common Stock against the cumulative total return of the S&P Composite--500 Stock Index and the Dow Jones Diversified Industrials Index. The comparison is for a five (5)-year period beginning January 1, 1995 and ending December 31, 1999.

                                   [LINE CHART]
December 31     1994       1995       1996       1997       1998       1999
-------------------------------------------------------------------------------
FMC            100.00      117.10    121.43     116.56       96.97    99.24
S&P 500        100.00      137.12    168.22     223.90      287.35   347.36
DJDIA          100.00      124.78    155.74     201.88      200.95   217.24

--------------------------------------------------------------------------------

The following chart compares the yearly percentage change in the cumulative stockholder return on FMC's Common Stock against the cumulative total return of the Philadelphia Oil Service Sector Index and the S&P Chemicals Index. The comparison is for a five (5)-year period beginning January 1, 1995, and ending December 31, 1999. FMC has elected to include the Philadelphia Oil Service Sector Index and the Chemical Composite Index because FMC believes comparing its performance with the companies included in these indices is relevant and meaningful to its stockholders.

                                   [LINE CHART]
                   1994       1995       1996       1997       1998       1999
-------------------------------------------------------------------------------
FMC               100.00     117.10     121.43     116.56      96.97      99.24
S&P Chemicals     100.00     130.55     162.43     197.41     185.29     216.94
Philadelphia Oil  100.00     159.39     242.31     375.14     182.44     269.41
Service Sector
Index

VII. Other Matters

Section 16(a) Beneficial Ownership Reporting Compliance

FMC has undertaken responsibility for preparing and filing the stock ownership forms required under Section 16(a) of the Securities Exchange Act of 1934 on behalf of its officers and directors. Based on a review of forms filed and information provided by officers and directors to FMC, FMC believes that all
Section 16(a) reporting requirements were fully met.

Proposals for the 2001 Annual Meeting

Stockholders may make proposals to be considered at the 2001 Annual Meeting. To be included in the proxy statement and form of proxy for the 2001 Annual Meeting,

--------------------------------------------------------------------------------
stockholder proposals for the 2001 Annual Meeting must be received not later than November 7, 2000, at FMC's principal executive offices, 200 East Randolph Drive, Chicago, Illinois 60601.

FMC's By-Laws provide that no business may be brought before an annual meeting unless specified in the notice of meeting; otherwise brought before the meeting by or at the direction of the Board of Directors; or brought by a stockholder who has delivered notice to FMC (containing certain information specified in the By-Laws) not less than 60 or more than 90 days before the date of the meeting. If FMC provides less than 70 days notice or public disclosure of the date of the annual meeting, then a stockholder may bring business before that meeting if FMC receives notice from that stockholder within 10 days of FMC's notice or public disclosure.

A copy of the full text of the By-Law provisions discussed above may be obtained by writing to the Corporate Secretary, FMC Corporation, 200 East Randolph Drive, Chicago, Illinois 60601.

Expenses Relating to this Proxy Solicitation

FMC will pay all expenses relating to this proxy solicitation. In addition to this solicitation by mail, FMC officers, directors, and employees may solicit proxies by telephone or personal call without extra compensation for that activity. FMC also expects to reimburse banks, brokers and other persons for reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners of FMC stock and obtaining the proxies of those owners. FMC has retained Corporate Investor Communications, Inc. of Carlstadt, New Jersey to assist in the solicitation of proxies. FMC will pay the cost of such assistance, which is estimated to be $7,000, plus reimbursement for out-of-pocket fees and expenses.

                      Thomas P. Hester
                      Senior Vice President General Counsel and Secretary

--------------------------------------------------------------------------------

                                FMC Corporation
                            200 East Randolph Drive
                               Chicago, IL 60601


                                   Notice of
                         Annual Meeting of Stockholders
                                 April 20, 2000
                              and Proxy Statement

                                FMC Corporation

Proxy                         FMC CORPORATION                            [LOGO]

         This proxy is solicited on behalf of the Board of Directors.

The undersigned hereby appoints Robert N. Burt, Joseph H. Netherland and William
H. Schumann, and each of them, proxy for the undersigned, with full power of substitution, to vote in the manner indicated on the reverse side, and with discretionary authority as to any other matters that may properly come before the meeting, all shares of stock represented by my interest in the FMC Stock Fund of the FMC Employees' International Stock Purchase Plan at the annual meeting of stockholders of FMC Corporation to be held on April 20, 2000, at 200 East Randolph Drive, Chicago, Illinois at 2:00 P.M. or any adjournment or postponement thereof.

               NOT VALID UNLESS DATED AND SIGNED ON REVERSE SIDE

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will not be voted.

--------------------------------------------------------------------------------

Proxy                           FMC CORPORATION                           [LOGO]

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

FIDELITY MANAGEMENT TRUST COMPANY, Trustee
You are instructed to vote in the manner indicated on the reverse side, and with discretionary authority as to any other matters that may come before the meeting, all shares of stock represented by my interest in the FMC Stock Fund of the FMC Corporation Savings and Investment Plan for Bargaining Unit Employees at the annual meeting of stockholders of FMC Corporation to be held on April 20, 2000, at 200 East Randolph Drive, Chicago, Illinois at 2:00 P.M. or any adjournment or postponement thereof, as follows.

               NOT VALID UNLESS DATED AND SIGNED ON REVERSE SIDE

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. Unless otherwise instructed prior to April 18, 2000, the Trustee WILL VOTE your shares FOR Proposals 1 and 2.

--------------------------------------------------------------------------------

                                FMC Corporation
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]


1. Election of four Directors to serve in Class II for a term expiring in 2003 as set forth in the Proxy Statement--
   Nominees: Patricia A. Buffler, Albert J. Costello, Joseph H. Netherland and
             Clayton Yeutter.


   -------------------------------------
   (Except nominee(s) written above.)

                                              For All
                         For    Withheld      Except
                         [_]      [_]          [_]


2. Ratification of the Appointment of Independent Public Accountants.

                          For    Against     Abstain
                          [_]      [_]         [_]



The Board of Directors recommends a vote FOR Items 1 and 2.

Please mark, sign, date, and return the proxy card promptly using the enclosed envelope.

                                                Dated: __________________ , 2000

                               Signature _______________________________________
                               Please sign exactly as name appears at left.

--------------------------------------------------------------------------------

Proxy                           FMC CORPORATION                           [LOGO]

         This proxy is solicited on behalf of the Board of Directors.

Fidelity Management Trust Company, Trustee
You are instructed to vote in the manner indicated on the reverse side, and with discretionary authority as to any other matters that may properly come before the meeting, all shares of stock represented by my interest in the FMC Stock Fund of the FMC Corporation Savings and Investment Plan at the annual meeting of stockholders of FMC Corporation to be held on April 20, 2000, at 200 East Randolph Drive, Chicago, Illinois at 2:00 P.M. or any adjournment or postponement thereof, as follows.

             NOT VALID UNLESS DATED AND SIGNED ON THE REVERSE SIDE

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. Unless otherwise instructed prior to April 18, 2000, the Trustee WILL VOTE your shares FOR Proposals 1 and 2.

--------------------------------------------------------------------------------

                                FMC Corporation
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]


1. Election of four Directors to serve in Class II for a term expiring in 2003 as set forth in the Proxy Statement--
   Nominees: Patricia A. Buffler, Albert J. Costello, Joseph H. Netherland and
             Clayton Yeutter.


   -------------------------------------
   (Except nominee(s) written above.)

                                              For All
                         For    Withheld      Except
                         [_]      [_]          [_]


2. Ratification of the Appointment of Independent Public Accountants.

                          For    Against     Abstain
                          [_]      [_]         [_]



The Board of Directors recommends a vote FOR Items 1 and 2.

Please mark, sign, date, and return the proxy card promptly using the enclosed envelope.

                                                Dated: __________________ , 2000

                               Signature _______________________________________
                               Please sign exactly as name appears at left.

--------------------------------------------------------------------------------

Proxy                           FMC CORPORATION                           [LOGO]

         This proxy is solicited on behalf of the Board of Directors.

Fidelity Management Trust Company, Trustee
You are instructed to vote in the manner indicated on the reverse side, and with discretionary authority as to any other matters that may properly come before the meeting, all shares of stock represented by my interest in the FMC Stock Fund of the United Defense Limited Partnership Salaried Employees' Plan at the annual meeting of stockholders of FMC Corporation to be held on April 20, 2000, at 200 East Randolph Drive, Chicago, Illinois at 2:00 P.M. or any adjournment or postponement thereof, as follows.

             NOT VALID UNLESS DATED AND SIGNED ON THE REVERSE SIDE

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. Unless otherwise instructed prior to April 18, 2000, the Trustee WILL VOTE your shares FOR Proposals 1 and 2.

--------------------------------------------------------------------------------

                                FMC Corporation
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]


1. Election of four Directors to serve in Class II for a term expiring in 2003 as set forth in the Proxy Statement--
   Nominees: Patricia A. Buffler, Albert J. Costello, Joseph H. Netherland and
             Clayton Yeutter.


   -------------------------------------
   (Except nominee(s) written above.)

                                              For All
                         For    Withheld      Except
                         [_]      [_]          [_]


2. Ratification of the Appointment of Independent Public Accountants.

                          For    Against     Abstain
                          [_]      [_]         [_]



The Board of Directors recommends a vote FOR Items 1 and 2.

Please mark, sign, date, and return the proxy card promptly using the enclosed envelope.

                                                Dated: __________________ , 2000

                               Signature _______________________________________
                               Please sign exactly as name appears at left.

--------------------------------------------------------------------------------

Proxy                           FMC CORPORATION                          [LOGO]

         This proxy is solicited on behalf of the Board of Directors.

Banco Popular de Puerto Rico, Trustee
You are instructed to vote in the manner indicated on the reverse side, and with discretionary authority as to any other matters that may properly come before the meeting, all shares of stock represented by my interest in the FMC Stock Fund of the FMC Puerto Rico Thrift and Stock Purchase Plan at the annual meeting of stockholders of FMC Corporation to be held on April 20, 2000, at 200 East Randolph Drive, Chicago, Illinois at 2:00 P.M. or any adjournment or postponement thereof, as follows.

             NOT VALID UNLESS DATED AND SIGNED ON THE REVERSE SIDE

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. Unless otherwise instructed prior to April 18, 2000, the Trustee WILL VOTE your shares FOR Proposals 1 and 2.

--------------------------------------------------------------------------------

                                FMC Corporation
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]


1. Election of four Directors to serve in Class II for a term expiring in 2003 as set forth in the Proxy Statement--
   Nominees: Patricia A. Buffler, Albert J. Costello, Joseph H. Netherland and
             Clayton Yeutter.


   -------------------------------------
   (Except nominee(s) written above.)

                                              For All
                         For    Withheld      Except
                         [_]      [_]          [_]


2. Ratification of the Appointment of Independent Public Accountants.

                          For    Against     Abstain
                          [_]      [_]         [_]



The Board of Directors recommends a vote FOR Items 1 and 2.

Please mark, sign, date, and return the proxy card promptly using the enclosed envelope.

                                                Dated: __________________ , 2000

                               Signature _______________________________________
                               Please sign exactly as name appears at left.

--------------------------------------------------------------------------------

Proxy                           FMC CORPORATION                           [LOGO]

         This proxy is solicited on behalf of the Board of Directors.

Fidelity Management Trust Company, Trustee
You are instructed to vote in the manner indicated on the reverse side, and with discretionary authority as to any other matters that may properly come before the meeting, all shares of stock represented by my interest in the FMC Stock Fund of the United Defense Limited Partnership Union Plan at the annual meeting of stockholders of FMC Corporation to be held on April 20, 2000, at 200 East Randolph Drive, Chicago, Illinois at 2:00 P.M. or any adjournment or postponement thereof, as follows.

             NOT VALID UNLESS DATED AND SIGNED ON THE REVERSE SIDE

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. Unless otherwise instructed prior to April 18, 2000, the Trustee WILL VOTE your shares FOR Proposals 1 and 2.

--------------------------------------------------------------------------------

                                FMC Corporation
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]


1. Election of four Directors to serve in Class II for a term expiring in 2003 as set forth in the Proxy Statement--
   Nominees: Patricia A. Buffler, Albert J. Costello, Joseph H. Netherland and
             Clayton Yeutter.


   -------------------------------------
   (Except nominee(s) written above.)

                                              For All
                         For    Withheld      Except
                         [_]      [_]          [_]


2. Ratification of the Appointment of Independent Public Accountants.

                          For    Against     Abstain
                          [_]      [_]         [_]



The Board of Directors recommends a vote FOR Items 1 and 2.

Please mark, sign, date, and return the proxy card promptly using the enclosed envelope.

                                                Dated: __________________ , 2000

                               Signature _______________________________________
                               Please sign exactly as name appears at left.


--------------------------------------------------------------------------------

Proxy                        FMC CORPORATION                              [LOGO]

          This proxy is solicited on behalf of the Board of Directors.


The undersigned hereby appoints Robert N. Burt, Joseph H. Netherland and William
H. Schumann, and each of them, proxy for the undersigned, with full power of substitution, to vote in the manner indicated on the reverse side, and with discretionary authority as to any other matters that may properly come before the meeting, all shares of common stock of FMC Corporation which the undersigned is entitled to vote at the annual meeting of stockholders of FMC Corporation to be held on April 20, 2000, at 200 East Randolph Drive, Chicago, Illinois at 2:00 P.M. or any adjournment or postponement thereof.

             NOT VALID UNLESS DATED AND SIGNED ON THE REVERSE SIDE

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

-------------------------------------------------------------------------------

                                FMC Corporation
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]


1. Election of four Directors to serve in Class II for a term expiring in 2003 as set forth in the Proxy Statement--
   Nominees: Patricia A. Buffler, Albert J. Costello, Joseph H. Netherland and
             Clayton Yeutter.


   -------------------------------------
   (Except nominee(s) written above.)

                                              For All
                         For    Withheld      Except
                         [_]      [_]          [_]


2. Ratification of the Appointment of Independent Public Accountants.

                          For    Against     Abstain
                          [_]      [_]         [_]



The Board of Directors recommends a vote FOR Items 1 and 2.

Please mark, sign, date, and return the proxy card promptly using the enclosed envelope.

                                                Dated: __________________ , 2000

                               Signature _______________________________________
                               Please sign exactly as name appears at left.

--------------------------------------------------------------------------------